UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2012

HAMILTON BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-182151	46-0543309
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

501 Fairmount Avenue, Suite 200, Towson, Maryland		21286
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 823-4510

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On August 13, 2012, Hamilton Bancorp, Inc., a Maryland corporation (the “Company”) and Hamilton Bank entered into an Agency Agreement with Stifel, Nicolaus & Company, Incorporated (“Stifel”), who will act as financial advisor during the Company’s stock offering and assist in the marketing of the Company’s common stock during its stock offering.

For these services, Stifel will receive an advisory and administrative fee of $25,000, which has been paid, and a fee of 1.0% of the aggregate dollar amount of the common stock sold in the subscription and community offerings, excluding shares purchased by our directors, officers and employees and members of their immediate families, and our tax-qualified and non-tax qualified employee benefit plans. The advisory and administrative fee will be credited against the fees payable to Stifel upon the consummation of the conversion.

If there is a syndicated community offering, Stifel, serving as sole book running manager, will be paid a fee equal to 1.0% of the aggregate dollar amount of shares sold in the syndicated community offering, which fee, along with the fee payable to selected dealers (which will include Stifel) shall not exceed 5.5% in the aggregate. Stifel also will be reimbursed for allocable expenses in amounts not to exceed $20,000 for the subscription offering and community offering and not to exceed an additional $20,000 for the syndicated community offering, and for attorney’s fees in the offering in an amount not to exceed $80,000.

In the event that the Company is required to resolicit subscribers for shares of common stock in the subscription and community offerings, we may pay Stifel an additional fee for those services, which will not exceed $25,000. In the event of a material delay in the offering Stifel may be reimbursed for additional allowable expenses not to exceed $10,000 and additional reimbursable attorney’s fees not to exceed $20,000, provided that the aggregate of all reimbursable expenses and legal fees, including reimbursable expenses incurred in a syndicated community offering, shall not exceed $150,000.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-182151) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated August 13, 2012.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by references to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

1.1	Agency Agreement dated August 13, 2012, by and among the Company, Hamilton Bank and Stifel, Nicolaus & Company, Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HAMILTON BANCORP, INC.

DATE: August 16, 2012	By:	/s/ Robert A. DeAlmeida
Robert A. DeAlmeida
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Agency Agreement dated August 13, 2012, by and among the Company, Hamilton Bank and Stifel, Nicolaus & Company, Incorporated